Exhibit 99.1

Blackstone and TPG Complete Acquisition of Hologic

Accomplished MedTech leader Joe Almeida named Chief Executive Officer

MARLBOROUGH, Mass. & NEW YORK & SAN FRANCISCO & FORT WORTH, Texas—(BUSINESS WIRE)— Hologic, Inc. (Nasdaq: HOLX), a global leader in women’s health, today announced the completion of its acquisition by funds managed by Blackstone and TPG in a transaction valued at up to $79 per share, establishing Hologic as a private company. The transaction includes significant minority investments from a wholly owned subsidiary of the Abu Dhabi Investment Authority (“ADIA”) and an affiliate of GIC. In connection with the completion of this transaction, Hologic today announced the appointment of José (Joe) E. Almeida as Chief Executive Officer, effective immediately.

“Hologic is an incredible company with a storied history of innovation and an unparalleled reputation as a leader in women’s health,” said Almeida. “I am thrilled to be joining at such a pivotal moment. With the backing of Blackstone and TPG, we are poised to take the organization to new heights, with a renewed sense of purpose and greater resources to invest in innovation and initiatives that will advance the mission of enabling healthier lives around the world.”

The transaction was announced on October 21, 2025, and was approved by Hologic stockholders on February 5, 2026. With the completion of the acquisition, Hologic stockholders will receive $76 per share in cash plus a non-tradable contingent value right (CVR) to receive up to $3 per share in two payments of up to $1.50 each, for total consideration of up to $79 per share in cash. The non-tradable CVR would be paid, in whole or in part, following achievement of certain global revenue goals for Hologic’s Breast Health business in fiscal years 2026 and 2027.

Ram Jagannath, Senior Managing Director and Global Head of Healthcare at Blackstone said, “Hologic has established itself as a global leader in advancing women’s health, with a proven track record of delivering life-changing medical technologies. We are thrilled to partner with Joe Almeida – an exceptional medical technology leader – alongside Hologic’s talented team and TPG to drive the company’s next phase of growth and innovation.”

“Hologic’s mission is to advance detection and care to improve health outcomes for women worldwide,” said Alex Albert, Partner at TPG and Co-Head of Healthcare for TPG Capital. “Investing behind healthcare innovation has been a core thematic focus for TPG over decades, and we have long admired Hologic as an industry leader. Under Joe’s experienced and proven leadership, we are proud to partner with Hologic and Blackstone to support clinical excellence and deliver meaningful impact for patients.”

Almeida was most recently Chairman, President, and Chief Executive Officer of Baxter International Inc., where he served from 2016 to early 2025. During his tenure, he led a strategic repositioning of the company, focusing on operational improvement, portfolio changes and medical product innovation.

Prior to Baxter, Almeida served as Chairman, President, and CEO of Covidien plc until its acquisition by Medtronic in 2015. Before joining Covidien, he held senior leadership roles at Tyco Healthcare, and previously served in executive positions at Wilson Greatbatch Technologies, Acufex Microsurgical, and Codman & Shurtleff, a division of Johnson & Johnson. A native of Brazil, Almeida holds a Bachelor of Science in mechanical engineering from Instituto Mauá de Tecnologia in São Paulo.

Almeida succeeds Stephen MacMillan, who recently retired from his role as Chairman, President and CEO after more than 12 years leading the organization.

Hologic’s common stock has ceased trading and will be delisted from the Nasdaq Stock Market.

About Hologic

Hologic, Inc. is a global leader in women’s health dedicated to developing innovative medical technologies that effectively detect, diagnose and treat health conditions and raise the standard of care around the world. For more information on Hologic, visit www.hologic.com.

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s $1.3 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

About TPG

TPG is a leading global alternative asset management firm, founded in San Francisco in 1992, with $303 billion of assets under management and investment and operational teams around the world. TPG invests across a broadly diversified set of strategies, including private equity, impact, credit, real estate, and market solutions, and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities.

Cautionary Statement Regarding Forward-Looking Statements

This news release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “likely,” “future,” “strategy,” “potential,” “seeks,” “goal” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of closing the merger. These forward-looking statements are based upon assumptions made by Hologic as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.

These forward-looking statements are subject to a number of risks and uncertainties that could adversely affect Hologic’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, including without limitation, risks related to disruption of management time from ongoing business operations due to the transaction; the risk of any litigation relating to the transaction; the risk that the transaction could have an adverse effect on the ability of Hologic to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees and other business relationships and on its operating results and business generally; and the risk that the holders of the CVRs will receive less-than-anticipated payments with respect to the CVRs. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Hologic Annual Report on Form 10-K for the fiscal year ended September 27, 2025 filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Hologic from time to time with the SEC. These filings, when available, are available on the investor relations section of the Hologic website at https://investors.hologic.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hologic presently does not know of or that Hologic currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. Hologic expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based, except as required by law.

Media Contacts:

For Hologic

Bridget Perry

Senior Director, Corporate Communications

(+1) 508.263.8654

bridget.perry@hologic.com

For Blackstone

Matt Anderson (Matthew.Anderson@Blackstone.com)

OR

Hallie Dewey (Hallie.Dewey@Blackstone.com)

OR

Jennifer Heath (Jennifer.Heath@Blackstone.com)

For TPG

Courtney Power

media@tpg.com

Source: Hologic, Inc.